UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2018

UBL INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-54955	27-1077850
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Center Drive, STE 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

(704)-790-9799

(Registrant’s telephone number, including area code)

28325 Utica Road, Roseville, Michigan, 48066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 5.01 below is incorporated by reference herein.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On April 20, 2018, UBL Interactive, Inc. (the “Company”) issued 10,000,000 shares of the Company’s Class “A” Preferred shares (the “Preferred Shares”) to William Alessi in consideration of the extinguishment of Mr. Alessi’s debt of the Company.

Such issuance constitutes a change in control of the Company as each share of Class A Preferred Shares entitles the holder thereof to 1,000 votes per share, and there were only 41,998,104 shares of common stock outstanding prior to the issuance. After the issuance of the Preferred Shares to Mr. Alessi, Mr. Alessi owned 100% of the Company’s Class A Preferred Shares, and the Preferred Shares would entitle Mr. Alessi to over 99% of the votes of the capital stock of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 20, 2018, Angela Colette, the court-appointed receiver for the Company and its sole officer and director, appointed William Alessi as President and Chief Executive Officer and director of the Company, and then resigned from all officer and director positions. Ms. Colette’s resignation was not the result of any disagreement with the Company.

Mr. Alessi, age 46, has been the Managing Director of Hybrid Titan Management, LLC since September 11, 2000. He was formerly the interim CEO of RMD Entertainment Group, Inc. from April of 2017 through October of 2017, was the interim CEO of Land Star, Inc. from April of 2017 to December of 2017, is the current CEO of Lone Star Gold, Inc. since February 10, 2018 and is the current CEO of MedPro Safety Products, Inc. since February 28, 2018. The terms of Mr. Alessi’s employment by the Company have not yet been determined.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBL Interactive, Inc.

Date: April 25, 2018	By:	/s/ William Alessi
William Alessi CEO and Director for the Company

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